SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): December 21, 2005


                          OCG TECHNOLOGY, INC.

        (Exact name of Registrant as specified in its Charter)

         DELAWARE                 0-5186        13-2643655
         --------                 ------        ----------
(State or other jurisdiction of  (Commission    (I.R.S.  Employer
 incorporation or organization)   File Number)   Identification Number)


        56 Harrison Street, Suite 501,  New Rochelle, NY 10801
               (Address of principal executive offices)


   Registrant's telephone number, including area code: 914-576-8457



         ---------------------------------------------------
         Former name, former address and former fiscal year,
                    if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

On December 19, 2005, the Registrant, OCG Technology, Inc. ( "OCGT"), completed a share purchase agreement with Bobby Vavithis
(the "Share Purchaser").   Pursuant to the terms of share purchase
agreement, Share Purchaser will purchase approximately 147,569 shares of OCGT's Series F Preferred stock (the "Share Purchase") for the sum of $495,000.00 (the "Purchase Price"). The closing of the share purchase agreement will result in a change of control of OCGT, since approximately 95.5% of OCGT's outstanding shares will be owned by Share Purchaser.

Pursuant to the terms of share purchase agreement, on or before February 15, 2006, Purchaser will contribute to OCGT, as contributed capital, without any additional compensation from OCGT, assets consisting of (a) a 100% working interest in the Redearth Prospect, located in central Alberta, Canada, which Prospect is located adjacent to the Pembina Nisku Reef Prospect and in addition (b) a 20% working interest in the Pembina Nisku Reef Prospect, both of which were acquired by Purchaser from Angels Exploration Fund Inc., a Canadian corporation, together with the cash capital necessary to meet the drilling requirements of the working interests (the "Contributed Capital").

As a condition to the closing of the Share Purchase, it was agreed that 100% of the shares of PrimeCare Systems, Inc. ("PSI"), owned by OCGT, will be distributed prior to the closing, as a dividend, to OCGT stockholders of record on December 29, 2005 (the "Record Date"). Pursuant to the dividend distribution, approximately 69,901,121 shares of PSI common stock will be issued to holders, as of the Record Date, of OCGT common and convertible preferred stock, that they hold, on the basis of one share of PSI common stock for each share of OCGT common stock, or for each share of common stock that the OCGT convertible preferred stock is convertible into. Following the distribution, 100% of the outstanding PSI common stock will be held by the shareholders of OCGT as of the Record Date. PSI will file a registration statement with the Securities and Exchange Commission with respect to the dividend distribution. Only those stockholders who owned OCGT shares on the Record Date will be entitled to receive PSI shares in the dividend distribution.

The share purchase agreement provides that, prior to closing, OCGT will contribute all of its assets to PSI in consideration for PSI assuming all of OCGT's liabilities and that $275,000.00 of the Purchase Price will be paid to PSI.

At the closing of the Share Purchase, two new members will be appointed to OCGT's Board of Directors and Edward C. Levine will resign as a director and as president/treasurer/CFO of OCGT, Jeffrey
P. Nelson will resign as a director and as vice president/secretary of OCGT and Jarema S. Rakoczy will resign as a director of OCGT.

OCGT expects to complete the Share Purchase on or about December 30, 2005, subject to the conditions described above and other customary closing conditions.

Item 9.01  Financial Statements and Exhibits.

       (c)                    Exhibits.

       There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which are incorporated herein by reference.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OCG TECHNOLOGY, INC.


                             By:     /s/ Edward C. Levine
                                      Edward C. Levine,
                                      President

Dated: December 21, 2005


                          Index to Exhibits

       Exhibit No.         Description

       10.1           Stock Purchase Agreement, dated
                      December 19, 2005 by and between
                      OCG Technology, Inc. and Bobby Vavithis

















Exhibit 10.1

                       SHARE PURCHASE AGREEMENT

       THIS SHARE PURCHASE AGREEMENT (this "Agreement") is dated as of December 19, 2005, by and among OCG TECHNOLOGY, INC. ("OCGT"), a Delaware corporation, with offices at 56 Harrison Street, New Rochelle, NY 10801 and BOBBY VAVITHIS ("Purchaser"), who resides at Kos Kefalos, Dodekanis, Greece.
                              RECITALS:
       Purchaser desires to purchase control of OCGT and thereafter contribute working interests in certain oil and natural gas properties to OCGT together with the capital necessary to complete the drilling of wells necessary to retain the working interests in the properties; and
The Board of Directors of OCGT has approved the proposed transaction, contingent upon satisfaction prior to closing of all of the terms and conditions of this Agreement; and The Parties desire to make certain representations, warranties and agreements in connection with completion of the proposed share purchase transaction.

       NOW, THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, and the covenants, conditions, representations and warranties hereinafter set forth, the parties hereby agree as follows:

                             ARTICLE  I
                             THE PURCHASE
1.1 The Recitals set forth above are hereby incorporated into this Agreement and made a part hereof.
1.2 The Purchase. At the Closing (as hereinafter defined), Purchaser shall acquire 147,569 shares of the Series F Preferred Stock, of OCGT, par value $.10 per share (the "Purchased Shares"), representing 95.5% of the issued and outstanding voting stock of OCGT. Consideration to be paid by Purchaser shall be $450,000.00, payable by wire transfer in readily usable Federal funds (the "Cash Purchase Price") as follows: $275,000.00 to PrimeCare Systems, Inc., previously, a wholly-owned subsidiary of OCGT; and the balance of $175,000 to Jeffersonian Inc.
1.3 Closing and Effective Time. Subject to the provisions of this Agreement, the parties shall hold a closing (the "Closing") on (i) the first business day on which the last of the conditions set forth in Article IV to be fulfilled prior to the Closing is fulfilled or waived or (ii) such other date as the parties hereto may agree (the "Closing Date"), at such time and place as the parties hereto may agree. Such date shall be the date of payment (the "Effective
Time"). On, or prior to the Closing Date, OCGT shall have disposed of all of its assets, so that, by such time, it shall be possessed of no assets, and no  liabilities.
                              ARTICLE II
                    REPRESENTATIONS AND WARRANTIES
2.1 Representations and Warranties of OCGT.   OCGT represents and
warrants to Purchaser as follows:
       (a) Organization, Standing and Power. OCGT is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is a listed company on the OTC Bulletin Board of United States of America, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.
       (b) Capital Structure. As of the date of execution of this Agreement, the authorized capital stock of OCG consists of 50,000,000 shares of common stock, $.01 par value per share (the "OCG Common Stock"), and 1,000,000 shares of preferred stock, par value of $ .10 per share ("OCG Preferred Stock" and, together with OCG Common Stock, the "OCG Capital
       Stock"), of which OCG Preferred Stock, 200,000 shares have been designated as Series C Preferred Stock (the "OCG Series
       C Stock"), 100,000 shares have been designated as Series E Preferred Stock and 400,000 shares have been designated as Series F Preferred Stock. As of the date of this Agreement, OCG has issued and outstanding: 49,901,121 shares of OCG Common Stock; 200,000 shares of Series C Preferred Stock;
       and 33,000 shares of Series E Preferred Stock. Previously, 200,000 shares had been designated as Series A Preferred Stock, and 100,000 shares have been designated as Series B Preferred Stock, both of which had no shares issued and outstanding and on March 22, 2005, amendments to their Certificates of Designation were filed with the State of Delaware terminating the Series A Preferred Stock, and Series
       B Preferred Stock.   All outstanding shares of OCG Capital
       Stock are validly issued, fully paid and non-assessable, and free of preemptive rights. Except as set forth above, and other than as contemplated in this Agreement, there are no OCG stock rights, stock appreciation rights, phantom equity, or other agreements or commitments obligating OCG to issue, transfer, sell, redeem, repurchase or otherwise acquire any shares of its respective capital stock of any class.
       (c) Certificate of Incorporation, Bylaws, and Minute Books. The copies of the Articles of Incorporation and of the Bylaws of OCGT which have been delivered to Purchaser are true, correct and complete copies thereof. The minute book of OCGT, which has been made available for inspection, contains accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of OCGT since the date of incorporation and accurately reflects all transactions referred to in such minutes and consents in lieu of meetings.
       (d) Authority. OCGT has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of OCGT. No other corporate or shareholder proceedings on the part of OCGT are necessary to authorize the Exchange, or the other transactions contemplated hereby.
       (e) Conflict with Other Agreements; Approvals. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "violation") pursuant to any provision of the Articles of Incorporation or Bylaws or any organizational document of OCGT or, result in any violation of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to OCGT which violation would have a material adverse effect on OCGT taken as a whole. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required by or with respect to OCGT in connection with the execution and delivery of this Agreement by OCGT or the consummation by OCGT of the transactions contemplated hereby.
       (f) Books and Records. OCGT has made and will make available for inspection by Purchaser upon reasonable request all the books of OCGT relating to the business of OCGT. Such books of OCGT have been maintained in the ordinary course of business. All documents furnished or caused to be furnished to Purchaser by OCGT are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.
       (g) Compliance with Laws. OCGT is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.
       (h) SEC Filings. OCGT has filed all periodic reports required to be filed with the Securities and Exchange Commission and as of the date hereof, is current in its filing obligations.
       (i) Financial Statements and Tax Returns. Copies of OCGT's audited financial statements for the fiscal year ended June 30, 2005 and of its tax return for the fiscal year 2005 have been delivered to Purchaser.
       (j) Litigation. There is no suit, action or proceeding pending, or, to the knowledge of OCGT, threatened against or affecting OCGT which is reasonably likely to have a material adverse effect on OCGT, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against OCGT having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.
       (k) Tax Returns. OCGT has duly filed any tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by any federal, state or local taxing authorities. There are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted upon OCGT.
2.2 Representations and Warranties of Purchaser. Purchaser represents, warrants and covenants as follows:
       (a) Other than this Agreement, the Purchaser has received no general solicitation or general advertising regarding this offering; the Purchaser is aware of no other solicitation or general advertising regarding this offering, and the Purchaser is aware of no other solicitation or advertising received by other offerees. The Purchaser acknowledges that the Purchaser has received and thoroughly reviewed copies of OCGT's filings with the Securities and Exchange Commission, which filings include financial statements and all other filings (the "Offering Documents").
       (b) All documents, records and books of OCGT pertaining to this proposed investment by Purchaser have been made available for inspection by the Purchaser, the Purchaser's attorney and/or the Purchaser's accountant, and that the books and records of OCGT will be available upon reasonable notice for further inspection by the Purchaser during reasonable business hours at OCGT's principal place of business. The Purchaser and/or the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of OCGT concerning the terms and conditions of the offering of the Preferred Shares, and all such questions have been answered to the full satisfaction of the Purchaser. No oral representations have been made or oral information furnished to the Purchaser or the Purchaser's advisor(s) in connection with the offering of the Preferred Shares which were in any way inconsistent with the Offering Documents.
       (c) The Purchaser has examined the OCGT's financial history, minutes and by-laws carefully before making this investment. The Purchaser IS AWARE OF THE FACT THAT THIS IS A SPECULATIVE INVESTMENT INVOLVING A HIGH DEGREE OF RISK. The Purchaser has such knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available in connection with the offering of the Preferred Shares in order to evaluate the merits and risks of this prospective investment and to make an informed investment decision with respect thereto.
       (d) The Purchaser is an "accredited investor" (as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "Act") and as set forth below in the Purchaser Questionnaire). In this respect, the Purchaser has had substantial experience in previous private and public purchases of securities.
       (e) The Purchaser (i) has adequate means of providing for current needs and possible personal contingencies, (ii) has no need for liquidity in this proposed investment, (ii) is able to bear the substantial economic risks of an investment in the Preferred Shares for an indefinite period, (iii) at the present time, can afford a complete loss of such an investment and (iv) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Purchaser's net worth, and the Purchaser's investment in the Preferred Shares will not cause such an overall commitment to become excessive.
       (f) The Purchaser understands, that the Preferred Shares have not been registered under the Act or under applicable state "blue sky" or securities laws, and are being offered in reliance upon exemptions therefrom under the provisions of such laws, including exemptions therefrom for non-public offerings. The Purchaser understands that each Preferred Share must be held indefinitely unless its sale or other transfer is subsequently registered under the Act, and any applicable state "blue sky" or securities laws or an exemption from such registration is available under such laws. In addition, the Purchaser understands that the Offering Documents may not have been filed with, or reviewed by, certain state securities administrators because of the representation made by OCGT as to the private or limited nature of the offering.
       (g) The Purchaser realizes that the Purchaser may not be able to sell or dispose of any of the Purchaser's Preferred Shares. The Purchaser covenants and agrees that the Purchaser will not attempt to transfer or otherwise dispose of any of the Preferred Shares to be held by the Purchaser unless (i) such transfer or disposition is made pursuant to an effective registration statement under the Act and has been registered or qualified under all applicable state securities or "blue sky" laws, or (ii) the Purchaser shall have furnished OCGT with an opinion of counsel, which counsel shall be satisfactory to OCGT and which opinion shall be satisfactory in form and substance to OCGT and its counsel, to the effect that no such registration is required because of the availability of an exemption from registration and/or qualification under the Act and the rules and regulations promulgated thereunder and under any applicable state securities or "blue sky" laws.
       (h) The Purchaser represents that the Purchaser (i) is purchasing these Purchased Shares for the Purchaser's own account and not for the account of others; is purchasing these Purchased Shares for investment purposes only and not with a view to distribution, assignment or resale to others; and (iii) understands and agrees that, in order to prevent the transfer of these Purchased Shares in violation of the securities laws, the certificates evidencing the Purchaser's ownership of these Purchased Shares will bear a legend to prevent transfer. The Purchaser further understands and agrees that "Stop Transfer" instructions will also be noted in the appropriate stock transfer records of OCGT, and understands that the Preferred Shares may only be resold if registered under the Act, or are exempt therefrom. The Purchaser has received such legal advice from the Purchaser's legal advisors as the Purchaser has deemed necessary for an understanding of the foregoing restrictions on transfer.
       (i) The Purchased Shares which are the subject of this agreement, when issued, will be fully paid and non-assessable, and, except as may be provided by law, with no personal liability attaching to the ownership thereof.
       (j) All information which the Purchaser has provided to OCGT, including all information contained herein and in the accompanying Purchaser Questionnaire, annexed hereto as
       Exhibit 1, concerning personal, financial and business matters, is correct and complete as of the date set forth at the end hereof and thereof, and, if there should be any material change in such information prior to the issuance of the Purchased Shares, the Purchaser agrees immediately to provide OCGT with such information.
       (k) The Purchaser is at least 21 years of age.
       (l) On or before February 15, 2006, Purchaser will contribute to OCGT, as contributed capital, without any additional compensation from OCGT, assets consisting of (a) a 100% working interest in the Redearth Prospect, located in central Alberta, Canada, which Prospect is located adjacent to the Pembina Nisku Reef Prospect and in addition (b) a 20% working interest in the Pembina Nisku Reef Prospect, both of which were acquired by Purchaser from Angels Exploration Fund Inc., a Canadian corporation, together with the cash capital necessary to meet the drilling requirements of the working interests (the "Contributed Capital").
2.3 Indemnification. The Purchaser hereby indemnifies and holds harmless OCGT, its officers, directors and affiliates, and everyone acting on their behalf from and against all damages, losses, costs and expenses (including reasonable attorney's fees) which they may incur by reason of the failure of the Purchaser to fulfill any of the terms or conditions of this Agreement or the Purchaser Questionnaire, or by reason of any breach of the representations, warranties and covenants made by the Purchaser herein, or in any other document provided by the Purchaser to OCGT in connection herewith.
2.4 Miscellaneous.
       (a) The Purchaser agrees not to transfer or assign this Agreement, or any of the Purchaser's interest herein, and further agrees that the transfer or other disposition of the Purchased Shares acquired pursuant hereto shall be made only in accordance with this Agreement and all applicable laws.
       (b) The Purchaser hereby agrees that, except as is otherwise permitted by this Agreement, or as required by law, the Purchaser may not cancel, terminate or revoke this Agreement or any agreement of the Purchaser made hereunder.
       (c) Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby, or in any other manner, waive any rights granted to the Purchaser under Federal or state securities laws.
       (d) This Agreement may be amended only by a writing executed by all parties.
       (e) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York.
       (f) Within ten days after receipt of a written request from OCGT, the Purchaser agrees to provide such information and to execute and deliver such documents as reasonably may be necessary in order to comply with any and all laws and ordinances to which OCGT is subject.

                             ARTICLE III
              COVENANTS RELATING TO CONDUCT OF BUSINESS
3.1 Covenants of OCGT. During the period from the date of this Agreement and continuing until the Effective Time, OCGT agrees (except as expressly contemplated or permitted by this Agreement, or to the extent that the Purchaser shall otherwise consent in writing):
       (a) Ordinary Course. To carry on its respective business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted.
       (b) Dividends; Changes in Stock . It shall not (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, or (ii) repurchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any shares of its capital stock.
       (c) Issuance of Securities. It shall not issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any voting debt or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting debt or convertible securities.
       (d) Governing Documents. It shall not amend or propose to amend its Articles of Incorporation or Bylaws.
       (e) No Dispositions. Except for the transfer of assets in the ordinary course of business consistent with prior practice, it shall not sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of, any of its assets, which are material, individually or in the aggregate.
       (f) Indebtedness. It shall not incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of such party or guarantee any debt securities of others other than in each case in the ordinary course of business consistent with prior practice.
3.2 Other Actions. Neither party shall take any action that would or is reasonably likely to result in any of its representations and warranties set forth in this Agreement being untrue as of the date made (to the extent so limited), or in any of the conditions to the Purchase set forth in Article V not being satisfied.

                              ARTICLE IV
            ADDITIONAL AGREEMENTS AND RELATED TRANSACTIONS
4.1 Legal Conditions to Purchase. Each of OCGT and Purchaser shall take all reasonable actions necessary or appropriate to comply promptly with all legal requirements which may be imposed on each of them with respect to the Purchase, and will promptly cooperate with, and furnish information to each other in connection with any such requirements imposed upon either of them or upon any of OCGT's related entities or subsidiaries in connection with the Purchase. Each party shall take all reasonable actions necessary or appropriate to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required or appropriate to be obtained or made by OCGT or Purchaser or any of OCGT's related entities or subsidiaries in connection with the Purchase, or the taking of any action contemplated thereby or by this Agreement.
4.4 OCGT Board of Directors and Officers. The current directors of OCGT shall resign as of the Closing Date after appointing successors designated by Purchaser.
4.5 Current Business of OCGT. As soon as reasonably possible prior to the Closing, OCGT shall take such steps as may be necessary or appropriate to transfer all of its assets and liabilities to its wholly-owned subsidiary, PrimeCare Systems, Inc. ("PrimeCare") and to complete the distribution of all of the shares of PrimeCare, to
the shareholders of record of OCGT as of December   , 2005.
4.6 Purchaser's Covenant. Purchaser agrees and covenants that, after the Closing, OCGT shall not incur any indebtedness for borrowed money, or guarantee any such indebtedness, or issue or sell any debt securities or warrants or rights to acquire any debt securities of such party, or guarantee any debt securities of others at any time prior to OCGT receiving the Contributed Capital.
4.7 Purchaser's Default. In the event that Purchaser fails to comply with the provisions of Section 2.2 (l) within seventy five
(75) days after the Closing (the "Default Date"), then, in that event, Purchaser shall return to Edward C. Levine, the Purchased Shares issued hereunder in accord with the terms and conditions of the Escrow set forth in Section 4.8 herein.
4.8 Escrow. As a condition of OCGT agreeing to the sale, at Closing the Purchaser shall: (a) place all of the Purchased Shares received by the Purchaser into an escrow to be held by Luke Zouvas, Esq., the Escrow Agent, upon the terms and conditions hereinafter set forth, and place in escrow with the same Escrow Agent resignations of each and every officer and director of OCGT appointed upon, and subsequent to, the Closing as more particularly set forth hereafter;
 (b) The Escrow Agent shall hold the escrow documents from the date of Closing until the Default Date, at which time the Escrow Agent shall deliver escrow documents to Edward C. Levine and the Purchased Shares shall be cancelled on the books and records of OCGT and the officers and directors shall step down from positions in accord with their resignations. Notwithstanding (b) above should the Purchaser prior to the Default Date deliver to OCGT (i) the Contributed Capital and (ii) the audited financials relating thereto then, in such event, the escrow documents shall be delivered by Escrow Agent to the Purchaser.
4.9 Events of Default. An event of default is: the failure to deliver the Contributed Capital prior to the Default Date; the failure to deliver the certified financials with the Contributed Capital prior to the Default Date; the failure to timely wire the Cash Purchase Price; a breach of Purchaser's Covenant as set forth in Section 4.6.
4.10 Finder's Fee. Jeffersonian Inc. shall receive at Closing 776 shares of OCGT's Series F Preferred Stock, together with the cash payment set forth in Section 1.2 above, as full and complete payment of any finder's fee payable in connection with the transaction contemplated hereby.

                              ARTICLE V
                      TERMINATION AND AMENDMENT
5.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:
       (a) by mutual consent of OCGT and Purchaser;
       (b) by either OCGT or Purchaser if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach has not been cured within five (5) business days following receipt by the breaching party of notice of such breach, or if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Purchase shall have become final and non-appealable; or
       (c) by either OCGT or Purchaser if the Purchase shall not have been consummated before December 23, 2005.
       (d) Purchaser's default as set forth in Section 4.9, in which case the Cash Purchase Price shall be liquidated damages, without any liability of OCGT.
5.2 Effect of Termination. In the event of termination of this Agreement by either Purchaser or OCGT as provided in Section 5.1, this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of any party hereto. In such event, all costs and expenses incurred in connection with this Agreement, and the transactions contemplated hereby, shall be paid by the party incurring such expenses.
5.3 Amendment. This Agreement may be amended by mutual agreement of OCGT and Purchaser, provided that in the case of OCGT, any such amendment must authorized by its Boards of Directors and its legal counsel. Any such amendment must be by an instrument in writing signed on behalf of each of the parties hereto.
5.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by OCGT's Board of Directors and Purchaser, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                              ARTICLE VI
                          GENERAL PROVISIONS
6.1 Survival of Representations, Warranties and Agreements. All of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time for a period of one year from the date of this Agreement.
6.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
       (a) If to OCGT:
               OCG Technology, Inc.
               56 Harrison Street, Suite 501
               New Rochelle, NY 10801
       (b) If to Purchaser:
               Bobby Vavithis
               c/o Law Offices of Luke C. Zouvas
               Jamestown Road, San Siego, CA 92117

6.3 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available.

6.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

6.5 Entire Agreement; No Third Party Beneficiaries; Rights of Ownership. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

6.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to principles of its conflicts of law. Each party hereby irrevocably submits to the jurisdiction of any New York state court or any federal court located in the County of Westchester, in the State of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement, and irrevocably accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts.

6.7 No Remedy in Certain Circumstances. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof or thereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or thereof or to any other remedy, including but not limited to money damages, for breach hereof or thereof or of any other provision of this Agreement or part hereof or thereof as a result of such holding or order.

6.8 Publicity. Except as otherwise required by law or the rules of the SEC, so long as this Agreement is in effect, no party shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the written consent of the other party, which consent shall not be unreasonably withheld.

6.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

IN WITNESS WHEREOF, this Agreement for Share Exchange has been signed by the parties set forth below as of the date set forth above.


    OCGT Technology, Inc.                Purchaser


By: /s/ Edward C. Levine	     /s/ Bobby Vavithis
    --------------------             ------------------
        Edward C. Levine                 Bobby Vavithis